OPTION TO PURCHASE COMMON STOCK
                               (4,000,000 Shares)

         THIS OPTION TO PURCHASE COMMON STOCK (this "Option") is granted this 15th day of February, 2001, by Foreland CORPORATION, a Nevada corporation (the "Company"), to 2N COMPANY, L.L.C., a Minnesota limited liability company ("Optionee").

         1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase those certain 4,000,000 shares (the "Shares") of common stock of the Company, par value $0.01 per share (the "Common Stock"), that are pledged by the Company to secure payment of an obligation of the Company to Petro Source Corporation evidenced by that certain Promissory Note dated of even date with this Option in the principal amount of $600,000, in which the Company appears as maker and Petro Source Corporation appears as payee, a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, on the terms and conditions hereinafter set forth (the "Note"). This Option cannot be exercised to purchase any shares other than those specifically identified above.

         2. Term of Option. Subject to the other provisions of this Option, the Option may be exercised, in whole or in part, at any time on or before September 1, 2001.

         3. Stockholder's Rights. The Optionee shall have the rights of a stockholder only with respect to Shares of Common Stock fully paid for by it under this Option.

         4. Persons Entitled to Exercise: Restrictions on Transfer. This Option can only be exercised by the Optionee, and neither this Option nor any right hereunder can be transferred. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

         5. Adjustment to Number of Shares of Common Stock. The number of Shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of Foreland Corporation.

         6. Method of Exercise and Exercise Price. This Option may be exercised, subject to all of the terms and conditions set forth in this Option, at an exercise price equivalent to the principal amount of and accrued interest on the Note, by delivery to Petro Source Corporation of immediately available funds in the full amount of the exercise price against (a) delivery by the Company's stock transfer agent to Optionee of a certificate or certificates evidencing the Shares pursuant to that irrevocable letter of instruction to the stock transfer agent delivered to Petro Source Corporation by the Company, a copy of which is attached hereto as Exhibit B and incorporated herein by this reference, (b) delivery by Petro Source Corporation to Foreland of a full release of the Note and the associated Stock Pledge Agreement.

         7. Restriction on Securities.

                  (a) The Option and the Shares of Common Stock subject to the Option (collectively referred to as the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. In connection with the acquisition by the Optionee of the Securities, the Optionee represents that the Securities are being acquired without a view to or for resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act, and that the

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         Optionee  has  no  direct  or  indirect   participation   in  any  such
         undertaking or in the underwriting of such an undertaking.

                  (b) The Optionee acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or transferable under an exemption from such registration; the Company is not under any obligation to register the Securities under the Securities Act or under
         Section 12 of the Securities Exchange Act of 1934, as amended, except as expressly agreed to in writing; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the Company is not under any obligation to the Optionee to make Rule 144 available, except as may be expressly agreed to in writing; in the event Rule 144 is not available, compliance with Regulation A or some other exemption may be required before the Optionee can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; and the certificate or certificates representing all or part of the Securities will bear a legend so restricting the sale of such Securities in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or other compliance under the Securities Act.

                  (c) The Optionee understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act, as well as under certain state statutes, for transactions by an issuer not involving any public offering and that any disposition of the Securities may, under certain circumstances, be inconsistent with this exemption and may make the Optionee an "underwriter" within the meaning of the Securities Act.

                  (d) The Optionee understands that (i) after one year from the later of the date the Securities are acquired from the Company or an affiliate of the Company and the full purchase price or other consideration is paid, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule; (ii) after two years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), such Securities can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the Company; (iii) the Company may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the Optionee furnishes the Company with a "no-action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper; further, unless such letter or opinion states that such Securities are free of any restrictions under the Securities Act, the Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Securities as are set forth herein; and (iv) the Company may also refuse to transfer such Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

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                  (e) The Optionee understands that the resale of the Securities must be effected in reliance on exemptions from registration under the Securities Act and applicable state securities laws. The Optionee understands that such an exemption may not be available and, in such case, it would not be able to resell such Securities held.

         8. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Nevada.

         EXECUTED as of the date first above written.

                                                  Company:
                                                  FORELAND CORPORATION

                                                  By: /s/ Bruce C. Decker
                                                     ---------------------------
                                                     Its duly authorized officer


                                                  Optionee:
                                                  2N COMPANY, L.L.C.

                                                  By:
                                                     ---------------------------
                                                     Its duly authorized officer


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